As filed with the Securities and Exchange Commission on March 13, 1998

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) December 29, 1997


                                  CAPITAL TRUST
             (Exact Name of Registrant as Specified in its Charter)


California                                             1-8063                                           94-6181186
------------------------------------------------------------------------------------------------------------------
(State or Other                                      (Commission                                  (I.R.S. Employer
Jurisdiction of                                     File Number)                                    Identification
incorporation)                                                                                                No.)




605 Third Avenue, 26th Floor
New York, NY                                                                                              10016
------------------------------------------------------------------------------------------------------------------
(Address of Principal Executive Offices)                                                                 (Zip Code)


                                 (212) 655-0220
------------------------------------------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



------------------------------------------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.           Acquisition or Disposition of Assets

         Item 2 is hereby amended and restated as follows:

         On December 29, 1997, the Registrant purchased a $25 million mezzanine loan from Credit Suisse First Boston ("CSFB") (the "Mezzanine Loan") at a premium of approximately 103%. The Mezzanine Loan is secured by a pledge of the ownership interests in the entities that own the approximately 412,000 square foot office and retail property located at 135 East 57th Street in New York, New York (the "Property"). The Mezzanine Loan is additionally secured by a full payment guaranty by the principals which own the Property in the event of certain circumstances, including bankruptcy.

         The purchase price was funded with a combination of existing cash and financing through a repurchase obligation (the "REPO") with an affiliate of CSFB which bears interest at a specified rate above LIBOR. The REPO has a one-year term that may be extended by mutual agreement. Simultaneous with the purchase of the Mezzanine Loan, the Registrant entered into the following agreements: (i) an interest rate swap agreement (the "Swap") with a commercial bank pursuant to which it will receive interest at LIBOR on the notional amount of the Swap in exchange for fixed rate payments for approximately the first six years of the Mezzanine Loan, and (ii) a forward interest rate cap agreement (the "Cap") pursuant to which it will receive payments should LIBOR exceed a specified threshold level on the notional amount of the Cap for approximately the final four years of the Mezzanine Loan.

         The Mezzanine Loan, which matures in September 2007, bears interest at a fixed rate of interest for the first nine years of the term of the Mezzanine Loan and bears interest at a specified rate over LIBOR for the last year of the Mezzanine Loan. Prepayment of the Mezzanine Loan is permitted during the entire loan period subject to yield maintenance during the first six years of the Mezzanine Loan and without prepayment premium or penalty for the remainder of the loan term.

         In assessing the Property underlying the Mezzanine Loan, the Registrant considered several material factors, including, but not limited to, those described below.

    With respect to sources of revenue, the Registrant considered: the Property's occupancy rate of 98% as compared to the overall sub-market occupancy rate of 91%; the Property's average annual rental rate of approximately $42 per occupied square foot as compared to competitive office rental rates in the sub-market ranging from $38 to $48 per square foot; and the principal business, occupations, and professions of the tenants operating at the Property, including tenants such as ING (U.S.) Financial Services Corporation, an office tenant, which occupies approximately 33% of the Property (pursuant to leases with expiration dates ranging from 1998 to 2004, base rental rates that compare favorably to the market rates, and certain five-year renewal options), Daffy's, a retail tenant, which occupies approximately 13% of the Property (pursuant to a lease with an expiration date which is no earlier than 2011, a base rental rate which compares favorably to the market rates, and two five-year renewal options), and Boston Consulting Group, an office tenant, which occupies approximately 12% of the Property (pursuant to a lease with an expiration date which is no earlier than 2004, a base rental rate which compares favorably to the market rent, and no extension options).

         During the next five years, 14 leases representing approximately 157,000 square feet or approximately 38% of the Property will mature. These leases represent approximately $6 million of gross revenue or 35% of the gross annual rent of the Property.

         With respect to factors relating to expenses, the Registrant considered: the utility rates at the Property for electricity, steam, and water and sewer which were comparable to utility rates for similar properties; the taxes at the Property which were comparable to tax rates for similar properties; maintenance and operating expenses which were in line with similar properties which are operated and maintained in a professional manner; and the relatively recent construction of the Property including significant expenditures for tenant improvement installations.

         After reasonable inquiry, the Registrant is not aware of any material factors relating to the Property underlying the Mezzanine Loan that would cause the reported financial information herein not to be indicative of future operating results.


ITEM 7.           Financial Statements,  Supplemental  Financial Information and
                  Exhibits.

         (a)      Financial Statements of the Property

                  Audited and unaudited financial statements of the Property securing the Mezzanine Loan reported in Item 2 herein and in the Registrant's Current Report on Form 8-K, as filed with the Securities and Exchange Commission on January 7, 1998, are included herein in accordance with the instructions to Form 8-K as indicated in the following index to the financial statements.


                          Index to Financial Statements

                                                                                                  Page
Independent Auditors' Report.....................................................................  F1
Statement of Revenues and Certain Expenses for the year ended December 31, 1996 and the nine months ended September 30, 1997 (unaudited).................................... F2
Notes to Statement of Revenues and Certain Expenses............................................... F3

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CAPITAL TRUST
                                             (Registrant)



Date: March 13, 1998                         By: /s/ Edward L. Shugrue III
                                                -------------------------------
                                                Name:    Edward L. Shugrue III
                                                Title:   Chief Financial Officer

                          Independent Auditors' Report


The Board of Directors
135 East 57th Street:

We have audited the accompanying Statement of Revenues and Certain Expenses (the Statement) of 135 East 57th Street (the Property) for the year ended December 31, 1996. The Statement is the responsibility of management. Our responsibility is to express an opinion on the Statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared to comply with the requirements of rule 3-14 of Regulation S-X of the Securities and Exchange Commission and excludes certain expenses, described in note 1, that would not be comparable to those resulting from the proposed future operations of the Property. It is not intended to be a complete presentation of the operations of the Property.

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain expenses, exclusive of expenses described in note 1, of 135 East 57th Street for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                      /s/ KPMG Peat Marwick LLP


San Francisco, California
November 24, 1997

                              135 EAST 57TH STREET

                   Statement of Revenues and Certain Expenses

 Nine months ended September 30, 1997 (unaudited) and year ended December 31,
 1996



                                                                                Nine months
                                                                            ended September 30,        December 31,
                                                                                    1997                   1996
                                                                                    ----                   ----
                                                                                (unaudited)
Revenues:
   Rental income                                                       $             12,186,075           16,082,791
   CAM income                                                                         1,833,107            2,499,408
   Other                                                                                 54,829              397,618
                                                                       ------------------------  -------------------
                                                                                     14,074,011           18,979,817
                                                                       ------------------------  -------------------

Certain expenses:
   Real estate taxes                                                                  2,949,583            4,103,486
   Maintenance and repairs                                                              756,034              977,767
   Salaries                                                                             625,087              842,808
   Utilities                                                                            451,989              771,305
   Ground rent                                                                          370,417              525,000
   Administrative                                                                       519,228               97,411
   Professional fees                                                                    107,059              239,467
   Insurance                                                                             76,704               92,061
   Advertising
                                                                       ------------------------  -------------------
                                                                                      5,896,681            7,686,873
                                                                       ------------------------  -------------------


Revenues in excess of certain expenses                                 $              8,177,330           11,292,944
                                                                       =======================   ===================

                              135 EAST 57TH STREET

               Notes to Statement of Revenues and Certain Expenses

                          Year ended December 31, 1996


(1)      Property Description and Accounting Presentation

         The Statement of Revenues and Certain Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of 135 East 57th Street.

         In accordance with Rule 3-14, expenses are presented exclusive of depreciation, interest, management fees and income taxes as these expenses would not be comparable to the proposed future operations of the property.

         Rental revenue is recognized on the accrual basis of accounting.

(2) Estimated Taxable Operating Results and Cash to be Made Available by Operations(unaudited)

         Pro forma cash available from operations and pro forma taxable income for the twelve months ended September 30, 1997 are shown below. Pro forma taxable operating results are derived by deducting depreciation. Depreciation expense was estimated considering the cost basis of the property, the appropriate income tax depreciation method, and a forty-year depreciable life.


Revenues                                                   $  18,094,109
Operating expenses                                             7,355,814
                                                            ------------
Pro forma cash available from operations                      10,738,295
Depreciation expense                                           4,194,887
                                                            ------------
Pro forma taxable income                                   $   6,543,408
                                                            ------------
                                       F-3